UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2005

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas	66612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (785) 575-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTAR ENERGY, INC.

Item 1.01. Entry into a Material Definitive Agreement.;

Item 1.02. Termination of a Material Definitive Agreement.; and

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 12, 2005, Westar Energy, Inc. (the “Company”) issued a press release announcing that it had entered into an underwriting agreement to issue $250 million aggregate principal amount of Westar Energy, Inc. first mortgage bonds pursuant to a Thirty-Eighth Supplemental Indenture. The offering was priced on January 12, 2005 and consisted of $125 million of 5.15% first mortgage bonds maturing in 2017 and $125 million of 5.95% first mortgage bonds maturing in 2035. The bonds were offered pursuant to a shelf registration statement that was previously declared effective by the Securities and Exchange Commission. A prospectus supplement relating to this offering was filed with the Securities and Exchange Commission on January 13, 2005.

The offering closed on January 18, 2005. The net proceeds from the offering will be used, together with cash on hand and/or borrowings under the Company’s revolving credit facility, to redeem the remaining $260 million aggregate principal amount of the Company’s 9.75% Senior Notes due 2007, together with accrued interest and a call premium equal to approximately 12% of the outstanding 9.75% Senior Notes.

A redemption notice was delivered to holders of record of the 9.75% Senior Notes on January 18, 2005 stating that the remaining $260 million aggregate principal amount of the Company’s 9.75% Senior Notes will be redeemed on February 17, 2005 at a price equal to the greater of (1) 100% of the principal amount of the Senior Notes being redeemed and (2) the sum of the present values of the remaining scheduled payments of principal of and interest on the Senior Notes being redeemed discounted to the redemption date on a semi-annual basis at a rate per annum equal to the sum of the Treasury Rate (as defined below) plus 75 basis points, plus, in either case, accrued interest from November 1, 2004 to, but excluding, the redemption date.

“Treasury Rate” means, as of any redemption date, the yield to maturity as of such redemption date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two business days prior to the redemption date (or, if such statistical release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the redemption date to May 1, 2007; provided, however, that if the period from the redemption date to May 1, 2007 is less than one year, the weekly average yield on actively traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

The foregoing summary is qualified in its entirety by reference to the text of the Underwriting Agreement, dated as of January 12, 2005, between Westar Energy, Inc., and

Citigroup Global Markets Inc. and Lehman Brothers Inc., as representatives of the several underwriters, and the Thirty-Eighth Supplemental Indenture, dated as of January 18, 2005, between Westar Energy, Inc. and BNY Midwest Trust Company, copies of which are filed as exhibits to this report and are incorporated herein by reference.

Section 8. Other Events

Item 8.01. Other Events.

On January 18, 2005, Westar Energy, Inc. (the “Company”) issued a press release announcing that it estimates that restoration efforts related to the January 4 and 5, 2005 ice storm will cost an estimated $38 million to $42 million. Of this estimated amount, the Company expects $6 million to $8 million to be accounted for as capital expenditures and the balance to be accounted for as maintenance expenditures.

The Company plans to seek an order from the Kansas Corporation Commission permitting it to accumulate and defer for recovery storm-related maintenance expenditures. In the past, the Commission has permitted the Company to preserve for recovery costs incurred in similar situations.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 1.1	Underwriting Agreement between Westar Energy, Inc., and Citigroup Global Markets Inc. and Lehman Brothers Inc., as representatives of the several underwriters, dated January 12, 2005

Exhibit 4.1	Thirty-Sixth Supplemental Indenture, dated as of June 1, 2004, between Westar Energy, Inc. and BNY Midwest Trust Company (as successor to Harris Trust and Savings Bank), to its Mortgage and Deed of Trust dated July 1, 1939

Exhibit 4.2	Thirty-Seventh Supplemental Indenture, dated as of June 17, 2004, between Westar Energy, Inc. and BNY Midwest Trust Company (as successor to Harris Trust and Savings Bank), to its Mortgage and Deed of Trust dated July 1, 1939

Exhibit 4.3	Thirty-Eighth Supplemental Indenture, dated as of January 18, 2005, between Westar Energy, Inc. and BNY Midwest Trust Company (as successor to Harris Trust and Savings Bank), to its Mortgage and Deed of Trust dated July 1, 1939

Exhibit 99.1	Press Release dated January 12, 2005

Exhibit 99.2	Press Release dated January 18, 2005

The information contained in this report is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We disclaim any current intention to revise or update the information contained in this report, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Forward-looking statements: Certain matters discussed in this Current Report on Form 8-K are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like we “believe,” “anticipate,” “expect,” “likely,” “estimate,” “intend” or words of similar meaning. Forward-looking statements describe our future plans, objectives, expectations or goals. Any forward-looking statement speaks only as of the date such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made except as required by applicable laws or regulations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Westar Energy, Inc.

Date: January 18, 2005	By:	/s/ Larry D. Irick
	Name:	Larry D. Irick
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
Exhibit 1.1	Underwriting Agreement between Westar Energy, Inc., and Citigroup Global Markets Inc. and Lehman Brothers Inc., as representatives of the several underwriters, dated January 12, 2005

Exhibit 4.1	Thirty-Sixth Supplemental Indenture, dated as of June 1, 2004, between Westar Energy, Inc. and BNY Midwest Trust Company (as successor to Harris Trust and Savings Bank), to its Mortgage and Deed of Trust dated July 1, 1939

Exhibit 4.2	Thirty-Seventh Supplemental Indenture, dated as of June 17, 2004, between Westar Energy, Inc. and BNY Midwest Trust Company (as successor to Harris Trust and Savings Bank), to its Mortgage and Deed of Trust dated July 1, 1939

Exhibit 4.3	Thirty-Eighth Supplemental Indenture, dated as of January 18, 2005, between Westar Energy, Inc. and BNY Midwest Trust Company (as successor to Harris Trust and Savings Bank), to its Mortgage and Deed of Trust dated July 1, 1939

Exhibit 99.1	Press Release dated January 12, 2005

Exhibit 99.2	Press Release dated January 18, 2005